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                                                                    Exhibit 10.6

                                 INFORTE CORP.
                         EMPLOYEE STOCK PURCHASE PLAN

     1.   PURPOSE. The purpose of the Plan is to provide employees of the
          -------
Company and its Subsidiaries who are designated as Participating Employers with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

     2.   DEFINITIONS.
          -----------

     a.   "BOARD" shall mean the Board of Directors of the Company.

     b.   "CODE" shall mean the Internal Revenue Code of 1986, as amended.

     c.   "COMMON STOCK" shall mean the common stock of the Company.

     d.   "COMPANY" shall mean Inforte Corp., a Delaware corporation.

     e. "COMPENSATION" shall mean all amounts that are reportable as wages on an Employee's Form W-2, prior to reduction for elective deferrals under a Code section 401(k) plan, Code section 125 cafeteria plan, or nonqualified deferred compensation arrangement.

     f. "EMPLOYEE" shall mean any individual who is treated by a Participating Employer on its payroll as an employee for employment tax purposes. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Participating Employer. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

     g.   "ENROLLMENT DATE" shall mean the first day of each Offering Period.

     h. "FAIR MARKET VALUE" shall mean, as of any date, the value of Common Stock determined as follows, unless otherwise determined by the Board:

          i. If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock as quoted on such exchange or system on the date of such determination, as reported in THE WALL STREET JOURNAL or such other source as the Board deems reliable; or

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          ii.  If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

          iii. In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

     i. "OFFERING PERIOD" shall mean the period of time determined by the Board in its sole discretion, which in any event may not exceed twenty-seven
(27) months, during which payroll deductions are accumulated and used to purchase Common Stock pursuant to the terms of the Plan.

     j. "PARTICIPATING EMPLOYER" shall mean the Company and any Subsidiary that has been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

     k.   "PLAN" shall mean this Inforte Corp. Employee Stock Purchase Plan.

     l. "PURCHASE DATE" shall mean the last Trading Day of each Offering Period and any interim Trading Day during an Offering Period designated by the Board on which payroll deductions are used to Purchase Common Stock.

     m. "PURCHASE PRICE" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Purchase Date, whichever is lower; provided, however, that the Purchase Price may be adjusted by the Board pursuant to Section 18.

     n. "SUBSIDIARY" shall mean a corporation, domestic or foreign, of which fifty percent (50%) or more of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

     o. "TRADING DAY" shall mean a day on which national stock exchanges and the Nasdaq System are open for trading.

     3.   ELIGIBILITY.
          -----------

     a. Any Employee on a given Enrollment Date of an Offering Period shall be eligible to participate in such Offering Period under the Plan; provided, however, that an Employee may not participate in more than one Offering Period at a time.

     b. Any provisions of the Plan to the contrary notwithstanding, no Employee shall be permitted to participate in an Offering Period to the extent that (i) immediately after the beginning of the Offering Period, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock

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and/or hold outstanding rights to purchase such stock possessing five percent
(5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or any Subsidiary; or (ii) his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the Fair Market Value of the shares at the time such rights are granted) for each calendar year in which such rights are outstanding at any time.

     4.   OFFERING PERIODS.  The Plan shall be implemented by a series of
          ----------------
Offering Periods, with each Offering Period commencing on the first Trading Day on or after such date as the Board shall determine and ending on such date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 19 hereof. Each Offering Period may include one or more Purchase Dates, as designated by the Board in its sole discretion.

     5.   PARTICIPATION.  An Employee may become a participant in the Plan for
          ------------
an Offering Period by completing a subscription agreement authorizing payroll deductions in the form determined by the Board and filing it with the Company's payroll office prior to the deadline established by the Board for such Offering Period.

     6.   PAYROLL DEDUCTIONS.
          ------------------

     a. At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount equal to a whole percentage of Compensation; provided that a minimum of one percent (1%) of Compensation must be elected; and provided further that no more than Twenty-One Thousand Two Hundred Fifty dollars ($21,250.00) may be deducted per calendar year.

     b. All payroll deductions made for a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.

     c. A participant may increase or decrease the rate of his or her payroll deductions during an Offering Period by completing and filing with the Company a new subscription agreement authorizing a change in the rate of payroll deductions. A participant's decrease in the amount of his or her payroll deductions to zero percent (0%) shall be considered a withdrawal under Section 10 hereof. Unless the Board determines otherwise for an Offering Period, the participant's change in the rate of his or her payroll deductions shall not be effective until after the Purchase Date that next follows the date such new subscription agreement is received and processed by the Company. A participant's subscription agreement shall remain in effect for successive Offering Periods unless changed as provided herein or terminated as provided in Section 10 hereof.

     d.   Notwithstanding the foregoing, to the extent necessary to comply with
Section 423(b)(8) of the Code and Section 3(b) or 6(a) hereof, a participant's payroll deductions may be decreased to zero percent (0%) at any time during an Offering Period.

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     e.   At the time the participant's payroll deductions are used, in whole or in part, to purchase shares of Common Stock, or at the time the participant disposes of some or all of the Company's Common Stock issued under the Plan, the participant must make adequate provision for the Participating Employer's federal, state or other tax withholding obligations, if any, which arise upon the purchase of the Common Stock or the disposition of the Common Stock. At any time, the Participating Employer may, but shall not be obligated to, withhold from the participant's compensation the amount necessary for the Participating Employer to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

     7.   GRANT OF PURCHASE RIGHT.  On the Enrollment Date of each Offering
          -----------------------
Period, each Employee participating in such Offering Period shall be granted the right to purchase on the Purchase Date or Dates of such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Purchase Date and retained in the Participant's account as of the Purchase Date by the applicable Purchase Price; provided that such purchase shall be subject to the limitations set forth in Section 3(b) hereof. The purchase of shares of Common Stock shall occur as provided in Section 8 hereof. The participant's right to purchase shares of Common Stock at the Purchase Price set for the Offering Period shall expire immediately after the last Purchase Date in an Offering Period.

     8.   EXERCISE OF PURCHASE RIGHT. The participant's accumulated payroll
          --------------------------
deductions shall automatically be applied to purchase the maximum number of full shares of Common Stock at the applicable Purchase Price on the Purchase Date or Dates during an Offering Period. No fractional shares shall be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account until the subsequent Purchase Date of the Offering Period or for the subsequent Offering Period, as applicable, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant's account after a Purchase Date shall be returned to the participant. During a Participant's lifetime, a participant's right to purchase shares hereunder is exercisable only by him or her.

     9.   DELIVERY.  As promptly as practicable after each Purchase Date on
          --------
which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, the shares purchased on the Purchase Date.

     10.  WITHDRAWAL.
          ----------

     a. A participant may withdraw from participation in an Offering Period by giving written notice to the Company in the form determined by the Board. The participant's withdrawal shall be effective immediately after the Purchase Date that next follows the date such notice of withdrawal is received and processed by the Company. Any amounts credited to the participant's account after the effective date of such withdrawal, if any, shall be promptly paid to such participant. Such participant's right to participate in the Offering Period

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shall be automatically terminated as of the effective date of such withdrawal, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of a succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

     b. A participant's withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by a Participating Employer or in succeeding Offering Periods which commence after the participant's withdrawal.

     11.  TERMINATION OF EMPLOYMENT.  Upon a participant's ceasing to be an
          -------------------------
Employee for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to purchase shares shall be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15 hereof, and such participant's right to purchase shares shall be automatically terminated.

     12.  INTEREST.  No interest shall accrue on the payroll deductions of a
          --------
participant in the Plan.

     13.  STOCK.
          -----

     a. Subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof, the maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be Two Hundred Thousand (200,000) shares, plus an annual increase to be added on the first day of the Company's fiscal year beginning in 2001 equal to the lesser of
(i) Four Hundred Thousand (400,000) shares; (ii) two percent (2%) of the outstanding shares on such date; or (iii) an amount determined by the Board.
If, on a given Purchase Date, the number of shares to be purchased exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as the Board shall determine to be equitable.

     b. The participant shall have no interest or voting right in shares until such shares have been purchased.

     c. Shares to be delivered to a participant under the Plan shall be registered in the name of the participant or in the name of the participant and his or her spouse.

     14.  ADMINISTRATION.  The Plan shall be administered by the Board or a
          --------------
committee of members of the Board appointed by the Board. To the extent the Board has delegated its administrative responsibilities hereunder to a committee, all references to the Board in the Plan shall be deemed to refer to such committee. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan; to determine eligibility; and to adjudicate all disputed claims filed under the Plan. Every finding,

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decision and determination made by the Board or its committee shall be, to the full extent permitted by law, final and binding upon all parties.

     15.  DESIGNATION OF BENEFICIARY.
          --------------------------

     a. A participant may file a written designation with the Company of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to a Purchase Date on which shares are purchased but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to a Purchase Date. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

     b. Such designation of beneficiary may be changed by the participant at any time by written notice to the Company. The last beneficiary designation on file with the Company shall be given effect. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

     c. A written beneficiary designation shall be effective only if filed on the form provided by the Company for such purpose.

     16.  TRANSFERABILITY.  Neither payroll deductions credited to a
          ---------------
participant's account nor any rights to purchase or receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw from an Offering Period in accordance with Section 10 hereof.

     17.  USE OF FUNDS.  All payroll deductions received or held by a
          ------------
Participating Employer under the Plan may be used by the Participating Employer for any corporate purpose, and the Participating Employer shall not be obligated to segregate such payroll deductions.

     18.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, LIQUIDATION,
          ---------------------------------------------------------------------
MERGER OR ASSET SALE.
--------------------

     a. CHANGES IN CAPITALIZATION. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock authorized for issuance

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under the Plan, as well as the Purchase Price and the number of shares of Common
Stock for which a participant has an outstanding purchase right under the Plan, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been effected without receipt of consideration. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to a right hereunder.

     b. DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Offering Period(s) then in progress shall be shortened by setting a new Purchase Date (the "New Purchase Date"), and shall terminate immediately after such New Purchase Date, unless provided otherwise by the Board. The New Purchase Date shall be before the date of the Company's proposed dissolution or liquidation. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Purchase Date, that the Purchase Date has been changed to the New Purchase Date and that the participant's accumulated payroll deductions shall be applied automatically to the purchase of shares on the New Purchase Date.

     c. MERGER OR ASSET SALE. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding right of a participant to purchase shares of Common Stock shall be assumed or an equivalent right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for such right, the Offering Period(s) then in progress shall be shortened by setting a new Purchase Date (the "New Purchase Date"), and shall terminate immediately after such New Purchase Date. The New Purchase Date shall be before the date of the Company's proposed sale or merger. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Purchase Date, that the Purchase Date has been changed to the New Purchase Date and that the participant's accumulated payroll deductions shall be applied automatically to the purchase of shares on the New Purchase Date.

     19.  AMENDMENT OR TERMINATION.
          ------------------------

     a. The Board may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18 hereof, no such termination can affect rights to purchase shares previously granted, provided that an Offering Period(s) or the Plan may be terminated by the Board on any Purchase Date if the Board determines that the termination of the Offering Period(s) or the Plan is in the best interests of the Company and its stockholders. Except as provided in
Section 18 and this Section 19, no amendment may make any change in any rights

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to purchase stock theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any other applicable law, regulation or stock exchange rule), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

     b. Without stockholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board determines in its sole discretion advisable which are consistent with the Plan.

     c. In the event the Board determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

          i. altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

          ii. shortening any Offering Period so that the Offering Period ends on a new Purchase Date, including an Offering Period underway at the time of the Board action; and

          iii. allocating shares.

Such modifications or amendments shall not require stockholder approval or the consent of any Plan participants.

     20.  NOTICES.  All notices or other communications by a participant to the
          -------
Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     21.  CONDITIONS UPON ISSUANCE OF SHARES.  Shares shall not be issued to a
          ----------------------------------
participant under the Plan unless the purchase of such shares and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

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          As a condition to the exercise of a right to purchase shares, the
Company may require the person exercising such right to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

     22.  TERM OF PLAN. The Plan shall become effective upon the earlier to
          ------------
occur of its adoption by the Board of Directors or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 19 hereof.

     23.  LEGAL CONSTRUCTION.
          ------------------

     a.   Requirements of Law. The rights to purchase shares of Common Stock
          -------------------
under the Plan and the issuance of shares of Common Stock in connection with the exercise of such a right, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges or markets as may be required.

     b.   Governing Law. The Plan, and all agreements hereunder, shall be
          -------------
construed in accordance with and governed by the laws of the State of Delaware.

     c.   Severability. If any provision of the Plan or any agreement issued
          ------------
under the Plan (i) is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any person, or (ii) would disqualify the Plan or any agreement, under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Board, materially altering the intent of the Plan or any agreement, such provision shall be stricken as to such jurisdiction, person or agreement, and the remainder of the Plan or any such agreement shall remain in full force and effect.

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                                 INFORTE CORP.
                         EMPLOYEE STOCK PURCHASE PLAN

                            SUBSCRIPTION AGREEMENT


_____          Original Application                  Enrollment Date:     _____

_____          Change in Payroll Deduction Rate

_____          Change of Beneficiary(ies)

(1)  ___________________________________________ hereby elects to participate in the Inforte Corp. Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribes to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

(2) I hereby authorize payroll deductions from each paycheck in the amount of _____ % (must be at least 1%) of my Compensation on each payday during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted. The total amount of payroll deductions may not exceed $21,250.00 per calendar year.)

(3) I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that any accumulated payroll deductions will be used to automatically purchase shares on a Purchase Date. I understand that once payroll deductions are made from my paycheck, I may not withdraw or access such amounts unless I terminate employment.

(4) I have received a copy of the complete Employee Stock Purchase Plan. I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that my ability to purchase shares under this Subscription Agreement is subject to stockholder approval of the Employee Stock Purchase Plan.
(5) Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and Spouse only):
     _______________________
     _______________________________________________________________________.

(6) I understand that if I dispose of any shares received by me pursuant to the Plan within (a) two (2) years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares) or (b) within one
     (1) year after the Purchase Date (such periods are referred to as the "holding periods"), I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an

                                      -10-
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     amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I HEREBY AGREE TO NOTIFY THE COMPANY IN WRITING WITHIN THIRTY (30) DAYS AFTER THE DATE OF ANY DISPOSITION OF SHARES AND I WILL MAKE ADEQUATE PROVISION FOR FEDERAL, STATE OR OTHER TAX WITHHOLDING OBLIGATIONS, IF ANY, WHICH ARISE UPON THE DISPOSITION OF THE COMMON STOCK. The Company or a Participating Employer may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares; or (2) fifteen percent (15%) of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

(7) I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

(8) In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:

     NAME OF BENEFICIARY:          ____________________________________________
     (Please print)                (First)         (Middle)              (Last)

                                   _____________________________________________
                                   Relationship

                                   _____________________________________________
                                   Address

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated: _____________________



________________________________        ________________________________________

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Name of Employee (Please Print)         Signature of Employee


Employee's Social Security Number:        _____________________________________

Employee's Address:                       _____________________________________

                                          _____________________________________

                                          _____________________________________

If employee designated individual other than spouse as beneficiary:


_____________________________________
Spouse's Signature

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

                                 INFORTE CORP.
                         EMPLOYEE STOCK PURCHASE PLAN

                             NOTICE OF WITHDRAWAL

          The undersigned participant in the Offering Period of the Inforte Corp. Employee Stock Purchase Plan that began on ____________, ____ (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to terminate his or her participation immediately following the next Purchase Date after this Notice is received and processed by the Company, and to pay to the undersigned as promptly as practicable any payroll deductions credited to his or her account that were not used to purchase shares of stock as of such Purchase Date. The undersigned understands and agrees that his or her right to purchase shares for such Offering Period will be automatically terminated. The undersigned also understands that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.


Name and Address of Participant:          _____________________________________

                                          _____________________________________

                                          _____________________________________


                         Signature:       _____________________________________

                         Date:            _____________________________________

                                      -13-